UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

————————————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2018
————————————
THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

————————————

Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Marcus Avenue, Lake Success, NY 11042
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 587-5000
Former name or former address, if changed since last report: N/A

————————————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition

On August 28, 2018, The Hain Celestial Group, Inc. (the “Company”) issued a press release announcing financial results for its fourth quarter and fiscal year ended June 30, 2018.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Press Release of The Hain Celestial Group, Inc. dated August 28, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of The Hain Celestial Group, Inc. dated August 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2018

THE HAIN CELESTIAL GROUP, INC. (Registrant)

By:	/s/ James Langrock
Name:	James Langrock
Title:	Executive Vice President and Chief Financial Officer